[COVER]

                       Semiannual Report February 28, 1998

                              O P P E N H E I M E R

                                   Main Street
                                    Income &
                                 Growth Fund(r)


                               [GRAPHIC OF A BUS]


                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

Contents


 3  President's Letter

 4  Fund Performance

 6  An Interview with the Fund's Managers

10  Statement of Investments

18  Statement of Assets and Liabilities

20  Statement of Operations

21  Statements of Changes in Net Assets

22  Financial Highlights

26  Notes to Financial Statements

33  Officers and Directors

36  Information and Services


Report highlights
------------------

[bullet] Maintain a Long-Term Focus: The U.S. stock market experienced numerous bouts of day-to-day volatility during the past six months. However, when viewed from a six-month perspective, the stock market rose modestly, achieving new highs on most of the major broad-market indexes in February. This underscores the importance of keeping a long-term perspective when investing.

[bullet] Our pharmaceutical holdings produced above-average returns and led the Fund's overall performance. These companies reported good earnings, were not economically sensitive, had no significant ties to the problems in Asia and have a host of new products coming out this year.

Cumulative Total Returns

For the 6-Month Period Ended 2/28/98

Class A
  Without With
  Sales Chg.(1)          Sales Chg.(2)
  13.01%                 6.51%

Class B
  Without                With
  Sales Chg.(1)          Sales Chg.(2)
  12.58%                 7.58%

Class C
  Without                With
  Sales Chg.(1)          Sales Chg.(2)
  12.63%                 11.63%

Class Y
  Without                With
  Sales Chg.(1)          Sales Chg.(2)
  13.12%                 13.12%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2    Oppenheimer Main Street Income & Growth Fund

Dear shareholder,
-------------------------------------------------------------------------------

[PHOTO OF JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer Main Street
Income & Growth Fund


[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer Main Street
Income & Growth Fund

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.
      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advan- tage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.
      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.
      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.
      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.
      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain     /s/ Bridget A. Macaskill
------------------     ------------------------
James C. Swain         Bridget A. Macaskill
March 20, 1998

3    Oppenheimer Main Street Income & Growth Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Main Street Income & Growth Fund per formed well over the past six months. For the six-month period ended February 28, 1998, the Fund's Class A shares provided a cumulative total return of 13.01%.(2)

[MOUNTAIN GRAPHIC]

Growth of $10,000
Over five years(3)
(without sales charges)

[BOX] Oppenheimer Main Street Income
      & Growth Fund Class A shares

[BOX] S&P 500 Index

[PLOT POINTS]



3/31/93   10000   10000
          10348   10048
          11827   10308
          12519   10547
          12488   10147
          11836   10190
          12527   10688
          12327   10686
          13303   11727
          14265   12846
          15510   13867
          16120   14702
          17026   15491
          17441   16186
          17696   16687
          18652   18078
          18940   18562
          21375   21803
          23088   23436
          23611   24109
3/31/98   25974   27472



   Avg Annual Total Returns
For the Periods Ended 3/31/98(1)

Class A

 1 year         5 year       10 year

    29.25%      19.60%       21.66%

Class B
                             Since
 1 year         5 year       Inception

    31.11%      N/A          21.68%

Class C
                             Since
 1 year         5 year       Inception

    35.10%      N/A          18.71%

Class Y
                             Since
 1 year         5 year       Inception

    37.43%      N/A          30.46%

      Cumulative Total Return
   For the Period Ended 3/31/98(1)

Class A

 5 year
   144.71%                  $24,471(3)



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 2/3/88. The Fund's maximum sales charge for Class A shares was lower prior to 10/29/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/1/94). Class C returns include the contingent deferred sales charge of 1% since inception on 12/1/93. Class Y shares were first publicly offered on 11/1/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.


4    Oppenheimer Main Street Income & Growth Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Main Street Income & Growth Fund is for investors who are looking for high total return from a diversified portfolio.

What We Look For
[bullet] High growth from stocks in high growth industries.
[bullet] Large companies with strong economies of scale.
[bullet] Dividend-paying stocks of quality companies for income.
[bullet] Underearning companies undergoing positive changes.
[bullet] Smaller "niche" companies.


[PIE CHART]

Portfolio Allocation(4)

[BOX] Stocks               88.0%

[BOX] Short-Term
      Instruments           8.7

[BOX] Bonds                 2.6

[BOX] Other Securities      0.7


Top 10 Stock Holdings(4)

 .................................................................
 Schlumberger Ltd.     2.9%   Bristol-Myers Squibb Co.       1.9%
 .................................................................
 Travelers Group, Inc. 2.8    IBM Corp.                      1.9
 .................................................................
 Merck & Co., Inc.     2.7    Wells Fargo & Co.              1.8
 .................................................................
 American Express Co.  2.3    Morgan Stanley, Dean           1.6
                              Witter, Discover & Co.
 .................................................................
 McDonald's Corp.      1.9    Hilton Hotels Corp.            1.6
 .................................................................

Top 5 Industries(4)

 .......................................
 Diversified Financial             9.9%
 .......................................
 Banks                             9.9
 .......................................
 Healthcare/Drugs                  9.7
 .......................................
 Leisure & Entertainment           7.1
 .......................................
 Energy Services & Producers       5.0
 .......................................

4. Portfolio is subject to change. Percentages are as of February 28, 1998 and are based on total market value of investments.


5  Oppenheimer Main Street Income & Growth Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

"We decreased our
bond holdings
during the past
six months,
primarily the result
of profit taking."


How has the Fund performed during the six-month period ended February 28, 1998?

Oppenheimer Main Street Income & Growth Fund's Class A shares provided a cumulative total return of 13.01% for the six-month period ended February 28, 1998.(1)

How did the U.S. financial markets perform over the last six months?

When viewed from a day-to-day perspective, the U.S. stock market was quite volatile, appearing to rise and fall sharply with each new release of global economic news. The sharpest drop occurred at the end of October, when the Dow Jones Industrial Average experienced its largest one-day point loss in history. This was a reaction to problems in Asian markets, where currency devaluations created concerns for U.S. companies doing business overseas.
      However, when viewed from a six-month perspective, the U.S. stock market rose modestly, achieving new record highs on most of the major broad-market indexes in February. In our view, this once again underscores the importance of maintaining a long-term perspective when investing.
      The U.S. bond market rose steadily over the past six months, interrupted occasionally by bouts of day-to-day volatility. Overall, however, the absence of inflationary pressures and the continuation of moderate economic growth supported bond prices.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


6   Oppenheimer Main Street Income & Growth Fund

How were the Fund's assets allocated among stocks and bonds?

As of February 28, 1998, the Portfolio was composed of about 88% stocks and about 3% bonds. That represents a substantial decrease in our bond holdings and an increase in cash over the past six months. This change is primarily the result of profit-taking. Earlier in the six-month period, 30-year U.S. Treasury securities comprised about 15% of the Fund. We sold most of these bonds as interest rates declined, locking in capital gains. We have not yet reinvested the proceeds, but expect to find opportunities in the stock market.

Where did you find the most attractive opportunities in the stock market?

As always, we looked for companies with superior growth characteristics. With that thought in mind, we bought stock in Wal-Mart, a retail company that exhibited solid, consistent growth and was available at a reasonable valuation. In the healthcare industry, we focused on large drug companies such as Merck, which are benefiting from strong drug sales. We invested in technology companies, such as IBM, where valuations seemed attractive after a period of temporary price weakness. In addition, we found opportunities in certain foreign banks, mainly in Europe. These banks are in the beginning stages of restructuring, and we expect them to achieve the same kinds of productivity improvements that U.S. banks have been making for several years.

7    Oppenheimer Main Street Income & Growth Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

"The drug
companies were
probably the
best-performing
sector for
the Fund."

How was the Fund affected by the economic crisis in Asia?

We had no direct involvement in Asian companies, but some of the Fund's U.S. stock holdings were negatively affected, especially those with significant markets in Asia. For example, a few of the Fund's energy service stocks felt the brunt of lower demand from the region and lower oil prices overall. The crisis also hurt some of the U.S. banks in our portfolio, primarily because these multi-national banks have been helping to finance businesses in Asia, and the crisis rendered some Asian companies unable to repay their loans. However, the large bond position we maintained at the time of the crisis in late October helped cushion negative effects on the Fund.

What investments contributed most to the Fund's performance?

The drug companies were probably the best-performing sector for the Fund. These companies have been reporting good earnings, they're generally not economically sensitive, and they have plenty of new products coming out this year.
      Merck was our largest position in the pharmaceutical sector and the Fund's second largest position at the end of the period. In our opinion, Merck has one of the industry's most productive R&D efforts. They also have some attractive products scheduled for release this year, including one for asthma and one for migraine headaches. Yet, earlier in 1997, Merck was one of the least expensively valued stocks in the drug industry. We thought Merck was undervalued given our view of the potential for the new drugs.

8   Oppenheimer Main Street Income & Growth Fund

"We expect more
stock market
volatility
in 1998 as
investor sentiment
changes with
each new
release of
economic data."


Why did the Fund recently reduce its dividend?

We reduced the dividend as of March 13, 1998 because lower interest rates and dividend yields have affected the Fund's ability to generate income. At that time, bond yields were at their lowest levels in decades, and the average dividend-paying stock had a yield of under two percent. That's because stock prices have risen significantly, but their dividends-per-share have generally not been adjusted to keep pace.
      Remember, the investment objective of Oppenheimer Main Street Income & Growth Fund is to seek high total returns from equity and debt securities. Accordingly, we look for stocks and bonds not just to generate dividend income, but to deliver an attractive combination of income and growth over time. If income-producing opportunities should arise in the stock or bond markets that would give us good potential for high total returns, we will certainly consider them. However, right now those opportunities appear to be few and far between.

What is your outlook for the financial markets in 1998?

We are cautiously optimistic because positive rates of economic growth and low inflation should continue to support the revenues and earnings of U.S. companies. Yet, persistent economic problems in Asia may cause some slowdown in revenues. As a result, we expect more stock market volatility in 1998 as investor sentiment changes with each new release of economic data. In the end, however, we believe that the stock market should produce positive results in line with historical averages. We also expect slowing economic growth and low inflation to keep interest rates at current levels or modestly lower.


9    Oppenheimer Main Street Income & Growth Fund

Statement of Investments February 28, 1998 (Unaudited)
---------------------------------------------------------------

                                                   Market Value
                                         Shares     See Note 1
===============================================================
Common Stocks -- 88.9%
---------------------------------------------------------------
Basic Materials -- 2.0%
---------------------------------------------------------------
Chemicals -- 2.0%
Du Pont (E.I.) De Nemours & Co.           600,000   $36,787,500
---------------------------------------------------------------
Monsanto Co.                            2,506,800   127,533,450
---------------------------------------------------------------
Sigma-Aldrich Corp.                     1,235,000    48,782,500
                                                    -----------
                                                    213,103,450

---------------------------------------------------------------
Consumer Cyclicals -- 15.5%
---------------------------------------------------------------
Autos & Housing -- 0.6%
Stanley Works (The)                     1,318,600    63,045,562
---------------------------------------------------------------
Leisure & Entertainment -- 6.5%
Hilton Hotels Corp.                     5,523,000   164,654,437
---------------------------------------------------------------
Marriott International, Inc.            1,670,300   126,525,225
---------------------------------------------------------------
McDonald's Corp.                        3,676,100   201,266,475
---------------------------------------------------------------
Mirage Resorts, Inc.(1)                 2,035,700    46,566,637
---------------------------------------------------------------
Time Warner, Inc.                       2,100,000   141,750,000
                                                    -----------
                                                    680,762,774

---------------------------------------------------------------
Media -- 3.3%
CBS Corp.                               3,903,139   120,753,363
---------------------------------------------------------------
Chancellor Media Corp.(1)               1,000,000    44,750,000
---------------------------------------------------------------
Cox Communications, Inc., Cl. A(1)      1,933,600    74,564,450
---------------------------------------------------------------
Omnicom Group, Inc.                     2,355,800   107,777,850
                                                    -----------
                                                    347,845,663

---------------------------------------------------------------
Retail: General -- 3.1%
CVS Corp.                                 898,000    66,508,125
---------------------------------------------------------------
Federated Department Stores, Inc.(1)    2,174,500   101,929,687
---------------------------------------------------------------
Wal-Mart Stores, Inc.                   3,325,000   153,989,062
                                                    -----------
                                                    322,426,874

---------------------------------------------------------------
Retail: Specialty -- 2.0%
Gap, Inc.                               2,675,000   119,539,062
---------------------------------------------------------------
Home Depot, Inc.                          750,000    47,859,375
---------------------------------------------------------------
Tiffany & Co.                             867,000    40,749,000
                                                    -----------
                                                    208,147,437

10   Oppenheimer Main Street Income & Growth Fund

                                                   Market Value
                                         Shares     See Note 1
=================================================================
Consumer Non-Cyclicals -- 21.3%
-----------------------------------------------------------------
Beverages -- 2.4%
Anheuser-Busch Cos., Inc.               2,433,500   $114,070,312
-----------------------------------------------------------------
PepsiCo, Inc.                           3,675,000     134,367,187
                                                    -------------
                                                      248,437,499

-----------------------------------------------------------------
Food -- 4.7%
Bestfoods                                 589,300      62,097,487
-----------------------------------------------------------------
H.J. Heinz Co.                          1,625,000      91,507,812
-----------------------------------------------------------------
Nabisco Holdings Corp., Cl. A           2,701,100     127,458,156
-----------------------------------------------------------------
Ralston-Ralston Purina Group            1,225,800     124,342,088
-----------------------------------------------------------------
Unilever NV, NY Shares                  1,300,000      83,606,250
                                                    -------------
                                                      489,011,793

-----------------------------------------------------------------
Healthcare/Drugs -- 9.7%
American Home Products Corp.            1,550,000     145,312,500
-----------------------------------------------------------------
Amgen, Inc.(1)                          1,430,000      75,968,750
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                2,000,000     200,375,000
-----------------------------------------------------------------
Johnson & Johnson                         945,000      71,347,500
-----------------------------------------------------------------
Merck & Co., Inc.                       2,280,000     290,842,500
-----------------------------------------------------------------
Pfizer, Inc.                              250,000      22,125,000
-----------------------------------------------------------------
Schering-Plough Corp.                   1,444,800     109,895,100
-----------------------------------------------------------------
Warner Lambert Co.                        700,000     102,375,000
                                                    -------------
                                                    1,018,241,350

-----------------------------------------------------------------
Healthcare/Supplies & Services -- 2.2%
Bard (C.R.), Inc.                       1,160,000      40,455,000
-----------------------------------------------------------------
Becton, Dickinson & Co.                   532,100      33,854,863
-----------------------------------------------------------------
Cardinal Health, Inc.                     365,300      29,908,938
-----------------------------------------------------------------
HEALTHSOUTH Corp.(1)                    1,800,000      48,600,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(1)               2,100,000      78,356,250
                                                    -------------
                                                      231,175,051

-----------------------------------------------------------------
Tobacco -- 2.3%
Philip Morris Cos., Inc.                3,375,000     146,601,563
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.              2,860,000      98,848,750
                                                    -------------
                                                      245,450,313

11  Oppenheimer Main Street Income & Growth Fund

-----------------------------------------------------------------

                                                   Market Value
                                         Shares     See Note 1
=================================================================
Energy -- 5.5%
-----------------------------------------------------------------
Energy Services & Producers -- 5.1%
Apache Corp.                            1,300,000   $44,200,000
-----------------------------------------------------------------
Halliburton Co.                         1,875,000      87,187,500
-----------------------------------------------------------------
Nabors Industries, Inc.(1)              1,200,000      27,450,000
-----------------------------------------------------------------
Schlumberger Ltd.                       4,080,000     307,530,000
-----------------------------------------------------------------
Stolt Comex Seaway SA(1)                  210,400       5,075,900
-----------------------------------------------------------------
Western Atlas, Inc.(1)                    816,800      62,025,750
                                                    -------------
                                                      533,469,150

-----------------------------------------------------------------
Oil-Integrated -- 0.4%
Enron Corp.                             1,000,000      47,000,000
-----------------------------------------------------------------
Financial -- 21.7%
-----------------------------------------------------------------
Banks -- 10.0%
BankAmerica Corp.                       1,200,000      93,000,000
-----------------------------------------------------------------
Chase Manhattan Corp. (New)               600,000      74,437,500
-----------------------------------------------------------------
Citicorp                                  700,000      92,750,000
-----------------------------------------------------------------
Commercial Federal Corp.                  867,750      30,696,656
-----------------------------------------------------------------
Credit Suisse Group                       270,000      48,753,166
-----------------------------------------------------------------
First Chicago NBD Corp.                   917,100      75,374,156
-----------------------------------------------------------------
Fleet Financial Group, Inc.             1,000,000      78,812,500
-----------------------------------------------------------------
KeyCorp                                   600,000      42,037,500
-----------------------------------------------------------------
Mellon Bank Corp.                       1,244,200      77,529,213
-----------------------------------------------------------------
Northern Trust Corp.                      540,000      41,073,750
-----------------------------------------------------------------
Societe Generale                          236,800      35,699,196
-----------------------------------------------------------------
Summit Bancorp                          1,417,500      70,432,031
-----------------------------------------------------------------
UBS, Bearer (1)                            17,000      26,480,021
-----------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros
SA, Sponsored GDR Representing 500
Units of one Preferred Share of
Unibanco and one Preferred Share
of Unibanco Holdings SA                 1,000,000      34,250,000
-----------------------------------------------------------------
Union Planters Corp.                      500,000      30,906,250
-----------------------------------------------------------------
Wells Fargo & Co.                         604,333     194,595,226
                                                    -------------
                                                    1,046,827,165

12   Oppenheimer Main Street Income & Growth Fund

-----------------------------------------------------------------------
-----------------------------------------------------------------------


                                                           Market Value
                                                Shares      See Note 1
=======================================================================
-----------------------------------------------------------------------
Diversified Financial -- 10.0%
American Express Co.                          2,658,400   $ 239,422,150
-----------------------------------------------------------------------
Associates First Capital Corp., Cl. A           977,200      78,176,000
-----------------------------------------------------------------------
Fannie Mae                                    1,606,000     102,482,875
-----------------------------------------------------------------------
MBNA Corp.                                    1,055,000      37,782,188
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                     1,520,000     108,775,000
-----------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.   2,471,200     172,211,750
-----------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                200,000      13,275,000
-----------------------------------------------------------------------
Travelers Group, Inc.                         5,304,401     295,720,356
                                                          -------------
                                                          1,047,845,319

-----------------------------------------------------------------------
Insurance -- 1.7%
Allstate Corp.                                1,577,600     147,111,200
-----------------------------------------------------------------------
ESG Re Ltd.(1)                                   25,000         662,500
-----------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.              756,500      27,895,938
                                                          -------------
                                                            175,669,638

-----------------------------------------------------------------------
Industrial -- 5.4%
-----------------------------------------------------------------------
Electrical Equipment -- 2.5%
-----------------------------------------------------------------------
AMP, Inc.                                       980,000      43,303,750
-----------------------------------------------------------------------
General Electric Co.                          1,000,000      77,750,000
-----------------------------------------------------------------------
Grainger (W.W.), Inc.                           667,500      64,622,344
-----------------------------------------------------------------------
Hubbell, Inc., Cl. B                            680,200      34,265,075
-----------------------------------------------------------------------
Raychem Corp.                                   961,500      41,765,156
                                                          -------------
                                                            261,706,325

-----------------------------------------------------------------------
Industrial Materials -- 0.2%
Bemis Co., Inc.                                 515,600      23,234,225
-----------------------------------------------------------------------
Industrial Services -- 1.6%
-----------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                   1,325,000      52,503,125
-----------------------------------------------------------------------
Interpublic Group of Cos., Inc.               1,676,850      91,388,325
-----------------------------------------------------------------------
USA Waste Services, Inc.(1)                     500,000      20,812,500
                                                          -------------
                                                            164,703,950

-----------------------------------------------------------------------
Manufacturing -- 1.1%
Avery-Dennison Corp.                          1,569,900      79,279,950
-----------------------------------------------------------------------
Sealed Air Corp.(1)                             515,600      34,706,325
-----------------------------------------------------------------------
Steelcase, Inc., Cl. A(1)                        77,000       2,776,813
                                                          -------------
                                                            116,763,088



13    Oppenheimer Main Street Income & Growth Fund

-----------------------------------------------------------------------

                                                     Market Value
                                           Shares     See Note 1
================================================================
Technology -- 13.5%
----------------------------------------------------------------
Computer Hardware -- 2.4%
Adaptec, Inc.(1)                           815,000   $21,546,563
----------------------------------------------------------------
International Business Machines Corp.    1,910,000   199,475,625
----------------------------------------------------------------
Komag, Inc.(1)                             143,000     2,055,625
----------------------------------------------------------------
Seagate Technology, Inc.(1)              1,100,000    26,743,750
                                                     -----------
                                                     249,821,563

----------------------------------------------------------------
Computer Software/Services -- 4.1%
Automatic Data Processing, Inc.            907,500    55,414,219
----------------------------------------------------------------
BMC Software, Inc.(1)                    1,060,000    81,090,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(1)          1,800,000    62,887,500
----------------------------------------------------------------
First Data Corp.                         2,300,000    78,200,000
----------------------------------------------------------------
Microsoft Corp.(1)                       1,200,000   101,700,000
----------------------------------------------------------------
Sungard Data Systems, Inc.(1)            1,112,000    38,016,500
----------------------------------------------------------------
Synopsys, Inc.(1)                          500,000    17,468,750
                                                     -----------
                                                     434,776,969

----------------------------------------------------------------
Electronics -- 2.4%
Altera Corp.(1)                            900,000    38,812,500
----------------------------------------------------------------
Analog Devices, Inc.(1)                  1,000,000    32,250,000
----------------------------------------------------------------
Berg Electronics Corp.(1)                  595,000    16,808,750
----------------------------------------------------------------
General Motors Corp., Cl. H                500,900    20,756,044
----------------------------------------------------------------
Intel Corp.                                300,000    26,906,250
----------------------------------------------------------------
LSI Logic Corp.(1)                       1,000,000    23,687,500
----------------------------------------------------------------
Texas Instruments, Inc.                    530,000    30,673,750
----------------------------------------------------------------
Thermo Electron Corp.(1)                   739,900    30,335,900
----------------------------------------------------------------
Waters Corp.(1)                            587,200    29,029,700
                                                     -----------
                                                     249,260,394

----------------------------------------------------------------
Telecommunications-Technology -- 4.6%
ADC Telecommunications, Inc.(1)            900,000    23,231,250
----------------------------------------------------------------
Bay Networks, Inc.(1)                    1,917,500    64,955,313
----------------------------------------------------------------
CIENA Corp.(1)                           1,000,000    41,937,500
----------------------------------------------------------------
Cisco Systems, Inc.(1)                   1,575,000   103,753,125
----------------------------------------------------------------
Lucent Technologies, Inc.                  901,400    97,689,225
----------------------------------------------------------------
MCI Communications Corp.                 1,000,000    47,812,500
----------------------------------------------------------------
Tellabs, Inc.(1)                         1,780,000   107,467,500
                                                     -----------
                                                     486,846,413


14   Oppenheimer Main Street Income & Growth Fund

                                                                                Market Value
                                                                    Shares       See Note 1
============================================================================================
Utilities -- 4.0%
--------------------------------------------------------------------------------------------
Gas Utilities -- 0.7%
Consolidated Natural Gas Co.                                        530,600    $  30,509,500
--------------------------------------------------------------------------------------------
Sonat, Inc.                                                       1,000,000       43,125,000
                                                                               -------------
                                                                                  73,634,500

--------------------------------------------------------------------------------------------
Telephone Utilities -- 3.3%
--------------------------------------------------------------------------------------------
AT&T Corp.                                                        1,134,800       69,080,950
--------------------------------------------------------------------------------------------
GTE Corp.                                                         1,000,000       54,125,000
--------------------------------------------------------------------------------------------
Sprint Corp.                                                      1,100,000       72,600,000
--------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., Cl. A(1)                     1,977,500      108,020,938
--------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                 1,170,500       44,698,469
                                                                               -------------
                                                                                 348,525,357
                                                                               -------------
Total Common Stocks (Cost $6,843,726,920)                                      9,327,731,822

============================================================================================
Other Securities -- 0.7%
--------------------------------------------------------------------------------------------
Cia de Inversiones en Telecomunicaciones SA, 7% Provisionally
Redeemable Income Debt Exchangeable for Stock, 3/3/98(2)            225,000       15,693,750
--------------------------------------------------------------------------------------------
Continental Airlines Finance Trust, 8.50% Cv. Trust Originated
Preferred Securities(2)                                             125,000       13,296,875
--------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange
Securities, Exchangeable for Time Warner, Inc. Common Stock,
7/1/00                                                              703,000       43,498,125
                                                                               -------------
Total Other Securities (Cost $50,997,133)                                         72,488,750
                                                                   Units
============================================================================================
Rights, Warrants and Certificates -- 0.0%
--------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)           18,750               --

                                                                   Face
                                                                  Amount
============================================================================================
U.S. Government Obligations -- 2.4%
--------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.50%, 11/15/26                                                 $57,950,000       62,078,995
6.625%, 2/15/27                                                  64,300,000       70,046,877
STRIPS, 6.929%, 5/15/21(3)                                      462,000,000      114,579,696
                                                                               -------------
Total U.S. Government Obligations (Cost $213,452,093)                            246,705,568


15   Oppenheimer Main Street Income & Growth Fund

-------------------------------------------------------------------------------


                                                                      Face       Market Value
                                                                     Amount       See Note 1
=============================================================================================
Convertible Corporate Bonds and Notes--0.3%
---------------------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                              $12,800,000    $14,848,000
---------------------------------------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06                   10,000,000      9,287,500
---------------------------------------------------------------------------------------------
Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 5.083%,
6/22/13(3)                                                          20,000,000     10,725,000
                                                                                  -----------
Total Convertible Corporate Bonds and Notes (Cost $31,319,650)                     34,860,500

=============================================================================================
Short-Term Notes--6.3%(4)
---------------------------------------------------------------------------------------------
American Express Credit Corp., 5.49%, 3/24/98                       50,000,000     49,824,625
---------------------------------------------------------------------------------------------
Countrywide Funding Corp.:
5.52%, 3/25/98                                                      50,000,000     49,816,000
5.57%, 3/27/98                                                      50,000,000     49,798,861
---------------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.49%, 3/6/98                                50,000,000     49,961,875
---------------------------------------------------------------------------------------------
General Electric Capital Services, Inc.:
5.49%, 3/27/98                                                      50,000,000     49,801,750
5.49%, 3/9/98                                                       50,000,000     49,939,000
5.47%, 3/2/98                                                        8,500,000      8,498,659
---------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
5.50%, 3/31/98                                                      50,000,000     49,770,833
5.51%, 3/17/98                                                      50,000,000     49,877,555
---------------------------------------------------------------------------------------------
Household Finance Corp.:
5.49%, 3/5/98                                                       50,000,000     49,969,500
5.52%, 4/2/98                                                       50,000,000     49,754,667
---------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.49%, 3/11/98                           50,000,000     49,923,750
---------------------------------------------------------------------------------------------
Morgan (J.P.) & Co., Inc., 5.49%, 3/23/98                           50,000,000     49,832,250
New Center Asset Trust, 5.49%, 3/16/98                              50,000,000     49,885,625
                                                                                  -----------
Total Short-Term Notes (Cost $656,654,950)                                        656,654,950


16   Oppenheimer Main Street Income & Growth Fund

                                                                             Face         Market Value
                                                                            Amount         See Note 1
========================================================================================================
Repurchase Agreements -- 2.5%
--------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings,
Inc., 5.64%, dated 2/27/98, to be repurchased at $263,223,657 on
3/2/98, collateralized by U.S. Treasury Bonds, 9.875% - 10.625%,
8/15/15 - 11/15/15, with a value of $200,837,743, and U.S.
Treasury Nts., 4.75% - 6%, 10/31/98 - 8/15/00, with a value
of $68,078,468 (Cost $263,100,000)                                    $ 263,100,000      $   263,100,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $8,059,250,746)                             101.1%      10,601,541,590
--------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                         ( 1.1)        (114,102,475)
                                                                      -------------      ---------------
Net Assets                                                                    100.0%     $10,487,439,115
                                                                      =============      ===============

1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $28,990,625 or 0.28% of the Fund's net assets as of February 28, 1998.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

17   Oppenheimer Main Street Income & Growth Fund

Statement of Assets and Liabilities February 28, 1998 (Unaudited)
-------------------------------------------------------------------------------


=================================================================================================
Assets
Investments, at value (cost $8,059,250,746)--see accompanying statement           $10,601,541,590
-------------------------------------------------------------------------------------------------
Cash                                                                                      594,846
-------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                      118,946,718
Shares of capital stock sold                                                           26,097,081
Interest and dividends                                                                 10,402,785
-------------------------------------------------------------------------------------------------
Other                                                                                     136,602
                                                                                  ---------------
Total assets                                                                       10,757,719,622
=================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                                 251,881,115
Shares of capital stock redeemed                                                       10,941,899
Distribution and service plan fees                                                      3,971,257
Transfer and shareholder servicing agent fees                                           1,987,812
Shareholder reports                                                                       855,553
Directors' fees                                                                             2,555
Other                                                                                     640,316
                                                                                  ---------------
Total liabilities                                                                     270,280,507
=================================================================================================
Net Assets                                                                        $10,487,439,115
                                                                                  ===============
=================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                              $     2,976,723
-------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          7,793,195,740
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     8,131,250
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions        140,844,558
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                       2,542,290,844
                                                                                  ---------------
Net assets                                                                        $10,487,439,115
                                                                                  ===============


18   Oppenheimer Main Street Income & Growth Fund

==========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$5,184,290,233 and 146,642,696 shares of capital stock outstanding)                $ 35.35
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                 $ 37.51

------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$4,096,948,076 and 116,679,796 shares of capital stock outstanding)                $ 35.11

------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,170,121,896 and 33,331,191 shares of capital stock outstanding)                 $ 35.11

------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $36,078,910 and 1,018,666 shares of capital stock outstanding)           $ 35.42

See accompanying Notes to Financial Statements.


19   Oppenheimer Main Street Income & Growth Fund

Statement of Operations For the Six Months Ended February 28, 1998 (Unaudited)
------------------------------------------------------------------------------


=======================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $117,609)                 $   47,322,449
---------------------------------------------------------------------------------------
Interest                                                                     41,098,971
                                                                         --------------
Total income                                                                 88,421,420

=======================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                       5,720,418
Class B                                                                      18,057,383
Class C                                                                       5,394,238
---------------------------------------------------------------------------------------
Management fees--Note 4                                                      21,583,893
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                         8,376,009
---------------------------------------------------------------------------------------
Shareholder reports                                                           1,342,872
---------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                         243,582
Class B                                                                         259,283
Class C                                                                          49,178
Class Y                                                                           6,047
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     219,788
---------------------------------------------------------------------------------------
Legal and auditing fees                                                          53,359
---------------------------------------------------------------------------------------
Directors' fees and expenses                                                     35,512
---------------------------------------------------------------------------------------
Insurance expenses                                                               18,460
---------------------------------------------------------------------------------------
Other                                                                           204,896
                                                                         --------------
Total expenses                                                               61,564,918

=======================================================================================
Net Investment Income                                                        26,856,502
=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                 394,208,686
Closing of futures contracts                                                 26,934,981
Foreign currency transactions                                                (2,456,937)
                                                                         --------------
Net realized gain                                                           418,686,730

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                 716,978,239
Translation of assets and liabilities denominated in foreign currencies       2,135,884
                                                                         --------------
Net change                                                                  719,114,123
                                                                         --------------

Net realized and unrealized gain                                          1,137,800,853
=======================================================================================
Net Increase in Net Assets Resulting from Operations                     $1,164,657,355
                                                                         ==============

See accompanying Notes to Financial Statements.

20   Oppenheimer Main Street Income & Growth Fund

Statements of Changes in Net Assets
------------------------------------------------------------------------------

                                                          Six Months Ended
                                                          February 28, 1998     Year Ended
                                                          (Unaudited)           August 31, 1997
===============================================================================================
Operations
Net investment income                                      $    26,856,502       $   69,037,133
-----------------------------------------------------------------------------------------------
Net realized gain                                              418,686,730          436,466,588
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation          719,114,123        1,410,723,467
                                                           ---------------       --------------
Net increase in net assets resulting from operations         1,164,657,355        1,916,227,188

===============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                        (26,685,696)         (48,672,471)
Class B                                                         (7,607,162)         (14,534,654)
Class C                                                         (2,168,281)          (4,918,987)
Class Y                                                           (139,053)             (39,313)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                       (337,281,806)        (230,404,395)
Class B                                                       (260,771,891)        (151,242,446)
Class C                                                        (77,383,084)         (54,897,836)
Class Y                                                         (1,708,194)                 (67)

===============================================================================================
Capital Stock Transactions
Net increase in net assets resulting from capital
stock transactions--Note 2:
Class A                                                        500,978,031          576,537,290
Class B                                                        616,466,178          898,948,324
Class C                                                         89,008,785          114,188,051
Class Y                                                         18,490,788           15,023,989

===============================================================================================
Net Assets
Total increase                                               1,675,855,970        3,016,214,673
-----------------------------------------------------------------------------------------------
Beginning of period                                          8,811,583,145        5,795,368,472
                                                           ---------------       --------------
End of period (including undistributed net investment
income of $8,131,250 and $17,874,940, respectively)        $10,487,439,115       $8,811,583,145
                                                           ===============       ==============

See accompanying Notes to Financial Statements.

21   Oppenheimer Main Street Income & Growth Fund

Financial Highlights
-------------------------------------------------------------------------------



                                                      Class A
                                                      -----------------------------------------
                                                      Six
                                                      Months
                                                      Ended
                                                      February 28,
                                                      1998              Year Ended August 31,
                                                      (Unaudited)       1997            1996(3)
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $ 33.87           $ 27.95        $ 28.89
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .16               .39            .07
Net realized and unrealized gain (loss)                   4.02              7.91          (1.01)
                                                       -------           -------        -------
Total income (loss) from investment operations            4.18              8.30           (.94)
Dividends and distributions to shareholders:
Dividends from net investment income                      (.20)             (.40)            --
Distributions from net realized gain                     (2.50)            (1.98)            --
Distributions in excess of net realized gain                --                --             --
                                                       -------           -------        -------
Total dividends and distributions to shareholders        (2.70)            (2.38)            --
------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 35.35           $ 33.87        $ 27.95

===============================================================================================
Total Return, at Net Asset Value(5)                      13.01%            31.09%         (3.25)%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                $ 5,184           $ 4,457        $ 3,143
-----------------------------------------------------------------------------------------------
Average net assets (in millions)                       $ 4,751           $ 3,857        $ 3,090
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     0.95%(6)          1.29%          1.57%(6)
Expenses                                                  0.93%(6)          0.94%          0.98%(6)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                51.3%             61.7%          17.5%
Average brokerage commission rate(8)                   $0.0626           $0.0604        $0.0590

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.
2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
4. For the period from October 1, 1994 (inception of offering) to June 30,
1995.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


22   Oppenheimer Main Street Income & Growth Fund

                                                                        Class B
                                                                        ----------------------------------------
                                                                        Six
                                                                        Months
                                                                        Ended
                                                                        February 28,
Year Ended June 30,                                                     1998            Year Ended August 31,
1996              1995              1994              1993              (Unaudited)     1997              1996(3)
================================================================================================================
  $24.07          $20.40            $19.88            $15.46             $33.66         $27.79            $28.77
----------------------------------------------------------------------------------------------------------------
     .40             .47               .37               .16                .04            .17               .04
    4.93            3.66              2.50              6.65               3.98           7.86             (1.02)
----------------------------------------------------------------------------------------------------------------
    5.33            4.13              2.87              6.81               4.02           8.03              (.98)
    (.43)           (.46)             (.36)             (.19)              (.07)          (.18)               --
    (.08)             --                --             (2.20)             (2.50)         (1.98)               --
      --              --             (1.99)               --                 --             --                --
----------------------------------------------------------------------------------------------------------------
    (.51)           (.46)            (2.35)            (2.39)             (2.57)         (2.16)               --
----------------------------------------------------------------------------------------------------------------
  $28.89          $24.07            $20.40            $19.88             $35.11         $33.66            $27.79

================================================================================================================
   22.26%          20.52%            14.34%            46.38%             12.58%         30.12%            (3.41)%

================================================================================================================
  $3,147          $1,924              $740               $58             $4,097         $3,308            $1,909
----------------------------------------------------------------------------------------------------------------
  $2,516          $1,319              $270               $39             $3,646         $2,642            $1,818
----------------------------------------------------------------------------------------------------------------
    1.55%           2.31%             2.46%             1.02%              0.19%(6)       0.53%             0.82%(6)
    0.99%           1.07%             1.28%             1.46%              1.69%(6)       1.69%             1.74%(6)
----------------------------------------------------------------------------------------------------------------
    92.6%          101.3%            199.4%            283.0%              51.3%          61.7%             17.5%
 $0.0571              --                --                --            $0.0626        $0.0604           $0.0590

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $4,816,103,138 and $4,553,857,139, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


23   Oppenheimer Main Street Income & Growth Fund

-------------------------------------------------------------------------------

                                                    Class B (continued)               Class C
                                                    ----------------------------      ------------
                                                                                      Six
                                                                                      Months
                                                                                      Ended
                                                                                      February 28,
                                                        Year Ended June 30,            1998
                                                        1996            1995(4)       (Unaudited)
==================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $24.00          $21.49             $33.64
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .23             .25                .03
Net realized and unrealized gain (loss)                    4.87            2.54               4.01

Total income (loss) from investment operations             5.10            2.79               4.04

--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.25)           (.28)              (.07)
Distributions from net realized gain                       (.08)             --              (2.50)
Distributions in excess of net realized gain                 --              --                 --

Total dividends and distributions to shareholders          (.33)           (.28)             (2.57)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                           $28.77          $24.00             $35.11

==================================================================================================
Total Return, at Net Asset Value(5)                       21.34%          13.15%             12.63%

==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                  $1,800            $628             $1,170
--------------------------------------------------------------------------------------------------
Average net assets (in millions)                         $1,155            $249             $1,089
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.74%           1.25%(6)           0.19%(6)
Expenses                                                   1.76%           1.89%(6)           1.68%(6)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 92.6%          101.3%              51.3%
Average brokerage commission rate(8)                    $0.0571              --            $0.0626

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.
2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
4. For the period from October 1, 1994 (inception of offering) to June 30,
1995.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


24   Oppenheimer Main Street Income & Growth Fund

                                                                                     Class Y
                                                                                     ------------------------
                                                                                     Period
                                                                                     Ended            Period
                                                                                     February 28,     Ended
 Year Ended August 31,             Year Ended June 30,                               1998             August 31,
 1997             1996(3)          1996             1995             1994(2)         (Unaudited)      1997(1)
=============================================================================================================
 $27.78           $28.75           $23.97           $20.33           $20.76           $33.94          $29.55

    .16              .04              .21              .33              .13              .20             .41
   7.85            (1.01)            4.88             3.62             (.42)            4.02            6.30
   ----             ----             ----             ----             ----             ----            ----
   8.01             (.97)            5.09             3.95             (.29)            4.22            6.71
-------------------------------------------------------------------------------------------------------------
   (.17)              --             (.23)            (.31)            (.14)            (.24)           (.34)
  (1.98)              --             (.08)              --               --            (2.50)          (1.98)
     --               --               --               --               --               --              --
   ----             ----             ----             ----             ----             ----            ----
  (2.15)              --             (.31)            (.31)            (.14)           (2.74)          (2.32)
-------------------------------------------------------------------------------------------------------------
 $33.64           $27.78           $28.75           $23.97           $20.33           $35.42          $33.94
 ======           ======           ======           ======           ======           ======          ======

=============================================================================================================
  30.07%           (3.37)%          21.35%           19.63%           (0.97)%          13.12%          23.98%
 =============================================================================================================
 $1,030             $744             $741             $462             $170              $36             $16
-------------------------------------------------------------------------------------------------------------
   $904             $730             $588             $325              $72              $24              $5
-------------------------------------------------------------------------------------------------------------
   0.54%            0.82%(6)         0.80%            1.57%            1.86%(6)         1.11%(6)        1.58%(6)
   1.69%            1.73%(6)         1.74%            1.82%            2.11%(6)         0.76%(6)        0.65%(6)
-------------------------------------------------------------------------------------------------------------
   61.7%            17.5%            92.6%           101.3%           199.4%            51.3%           61.7%
$0.0604          $0.0590          $0.0571               --               --          $0.0626         $0.0604

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $4,816,103,138 and $4,553,857,139, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

25   Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements (Unaudited)

===============================================================================
1. Significant Accounting Policies
Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


26   Oppenheimer Main Street Income & Growth Fund

===============================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


27   Oppenheimer Main Street Income & Growth Fund

--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28   Oppenheimer Main Street Income & Growth Fund

===============================================================================
2. Capital Stock
The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:


                             Six Months Ended February 28, 1998     Year Ended August 31, 1997
                             -------------------------------------------------------------------
                                 Shares         Amount              Shares           Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                             16,151,584   $554,720,707          33,556,681    $1,034,114,167
Dividends and distributions
reinvested                       10,674,046    349,634,871           9,085,326       266,799,418
Redeemed                        (11,793,056)  (403,377,547)        (23,475,410)     (724,376,295)
                                -----------   ------------         -----------    --------------
Net increase                     15,032,574   $500,978,031          19,166,597    $  576,537,290
                                ===========   ============         ===========    ==============
------------------------------------------------------------------------------------------------
Class B:
Sold                             16,339,512   $557,901,922          34,495,825    $1,058,128,830
Dividends and distributions
reinvested                        7,812,134    254,354,850           5,396,671       157,340,936
Redeemed                         (5,757,838)  (195,790,594)        (10,274,858)     (316,521,442)
                                -----------   ------------         -----------    --------------
Net increase                     18,393,808   $616,466,178          29,617,638    $  898,948,324
                                ===========   ============         ===========    ==============
------------------------------------------------------------------------------------------------
Class C:
Sold                              3,300,655   $112,624,957           7,368,632    $  225,510,151
Dividends and distributions
reinvested                        2,305,757     75,047,127           1,933,297        56,297,865
Redeemed                         (2,893,970)   (98,663,299)         (5,469,271)     (167,619,965)
                                -----------   ------------         -----------    --------------
Net increase                      2,712,442   $ 89,008,785           3,832,658    $  114,188,051
                                ===========   ============         ===========    ==============
------------------------------------------------------------------------------------------------
Class Y:
Sold                                689,235   $ 23,777,996             530,156    $   16,705,572
Dividends and distributions
reinvested                           56,315      1,847,247               1,199            39,301
Redeemed                           (205,730)    (7,134,455)            (52,509)       (1,720,884)
                                -----------   ------------         -----------    --------------
Net increase                        539,820   $ 18,490,788             478,846    $   15,023,989
                                ===========   ============         ===========    ==============


29   Oppenheimer Main Street Income & Growth Fund

--------------------------------------------------------------------------------

===============================================================================
3. Unrealized Gains and Losses on Investments
At February 28, 1998, net unrealized appreciation on investments of $2,542,290,844 was composed of gross appreciation of $2,592,648,493, and gross depreciation of $50,357,649.

===============================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million.
              For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $12,554,183, of which $3,272,057 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $19,281,097 and $966,280, respectively, of which $789,217 and $27,670, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $2,834,339 and $72,330, respectively, upon redemption of Class B and Class C shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $282,026 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


30   Oppenheimer Main Street Income & Growth Fund

===============================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $72,462 and $90,868, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $14,855,811 and $1,094,238, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At February 28, 1998, OFDI had incurred excess distribution and servicing costs of $99,762,424 for Class B and $8,815,665 for Class C.

===============================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


31   Oppenheimer Main Street Income & Growth Fund

--------------------------------------------------------------------------------

===============================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended February 28, 1998.


32   Oppenheimer Main Street Income & Growth Fund

Oppenheimer Main Street Income & Growth Fund
--------------------------------------------------------------------------------

A series of Oppenheimer Main Street Funds, Inc.



===============================================================================
Officers and Directors  James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Director and President
                        Robert G. Avis, Director
                        William A. Baker, Director
                        Charles Conrad, Jr., Director
                        Jon S. Fossel, Director
                        Sam Freedman, Director
                        Raymond J. Kalinowski, Director
                        C. Howard Kast, Director
                        Robert M. Kirchner, Director
                        Ned M. Steel, Director
                        George C. Bowen, Director, Vice President, Treasurer and Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Robert C. Doll, Jr., Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

===============================================================================
Investment Advisor      OppenheimerFunds, Inc.

===============================================================================
Distributor             OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
===============================================================================
Custodian of            The Bank of New York
Portfolio Securities
===============================================================================
Independent Auditors    Deloitte & Touche LLP

===============================================================================
Legal Counsel           Myer, Swanson, Adams & Wolf, P.C.

                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income & Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


33   Oppenheimer Main Street Income & Growth Fund

OppenheimerFunds Family
--------------------------------------------------------------------------------

=======================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund

=======================================================================================
Global Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
 Company Fund

=======================================================================================
Stock Funds
---------------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund

=======================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
 Growth Fund                 Quest Growth & Income          Multiple Strategies Fund
Quest Opportunity             Value Fund                    Convertible Securities Fund1
 Value Fund                  Equity Income Fund

=======================================================================================
Taxable Bond Funds
---------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund

=======================================================================================
Municipal Bond Funds
---------------------------------------------------------------------------------------
California Municipal Fund(2) Pennsylvania Municipal Fund(2) Rochester Division:
Florida Municipal Fund(2)    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(2) Insured Municipal Fund         Limited Term New York
New York Municipal Fund(2)   Intermediate Municipal Fund     Municipal Fund

=======================================================================================
Money Market Funds(3)
---------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
2. Available only to investors in certain states.
3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

34   Oppenheimer Main Street Income & Growth Fund

Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account information.
Online transactions now available
www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
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1-800-525-7048


Account Transactions
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PhoneLink
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and automated transactions
1-800-533-3310


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OppenheimerFunds
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economy and issues that
affect your investments
1-800-835-3104

                                                         [OppenheimerFunds Logo]
                                                               Distributor, Inc.

RS0700.001.0298      April 29, 1998



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